SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 16, 1997
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                                 Date of Report
                        (Date of earliest event reported)


                       CHAMPION INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


        1-3053                                              13-1427390
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


              One Champion Plaza, Stamford, Connecticut    06921
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               (Address of principal executive offices) (Zip Code)


                                 (203) 358-7000
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              (Registrant's telephone number, including area code)




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ITEM 5.  Other Events

Recent Financing

         On December 19, 1997, the Registrant completed the sale of $100,000,000 aggregate principal amount of its 6.65% Notes due December 15, 2037 (the "Notes") and $100,000,000 aggregate principal amount of its 7.15% Debentures due December 15, 2027 (the "Debentures"). Net proceeds of approximately $198,350,000 will be applied to the payment at maturity of the Company's commercial paper, other short-term obligations and a portion of the 9.80% Notes due February 1, 1998.

         The Notes and the Debentures were issued under an Indenture dated as of May 1, 1992 between the Registrant and The Chase Manhattan Bank, as trustee.


                                    EXHIBITS

         1.1 Pricing Agreement, dated December 16, 1997, among the Registrant and Goldman, Sachs & Co. and Salomon Brothers Inc, the Underwriters named in Schedule I thereto, relating to the offer and sale of the Registrant's 6.65% Notes due December 15, 2037 and 7.15% Debentures due December 15, 2027

         4.1   Form of Note for the Registrant's 6.65% Notes due December 15,
               2037

         4.2 Form of Debenture for the Registrant's 7.15% Debentures due December 15, 2027

         12    Statement re computation of ratios of earnings to fixed charges














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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHAMPION INTERNATIONAL CORPORATION



                                            By: /s/ Lawrence A. Fox
                                               --------------------------------
                                                      Lawrence A. Fox
                                                Vice President and Secretary

Dated:  December 19, 1997























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